                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Charles E. Rice
                                   ------------------------------
                                   Charles E. Rice

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Charles W. Newman
                                   -------------------------------
                                   Charles W. Newman

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Patrick J. McCann
                                   -------------------------------
                                   Patrick J. McCann

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Walter H. Alford
                                   -------------------------------
                                   Walter H. Alford

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Rita Bornstein
                                   -------------------------------
                                   Rita Bornstein

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Alvin R. Carpenter
                                   -------------------------------
                                   Alvin R. Carpenter

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ James L. Broadhead
                                   -------------------------------
                                   James L. Broadhead

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Armando M. Codina
                                   -------------------------------
                                   Armando M. Codina

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Joe B. Cordell
                                   -------------------------------
                                   Joe B. Cordell

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Marshall M. Criser
                                   -------------------------------
                                   Marshall M. Criser

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Jack B. Critchfield
                                   -------------------------------
                                   Jack B. Critchfield

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Carter H. Golembe
                                   -------------------------------
                                   Carter H. Golembe

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Allen L. Lastinger, Jr.
                                   -------------------------------
                                   Allen L. Lastinger, Jr.

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Clarence V. McKee
                                   -------------------------------
                                   Clarence V. McKee

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Tom L. Rankin
                                   -------------------------------
                                   Tom L. Rankin

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Frederick H. Schultz
                                   -------------------------------
                                   Frederick H. Schultz

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ Stewart Turley
                                   -------------------------------
                                   Stewart Turley

(SEAL)

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton
F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or either of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the 3,750,000 shares of the Corporation's Common Stock to be issued under the Corporation's Amended and Restated Long Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                                   /s/ John A. Williams
                                   -------------------------------
                                   John A. Williams

(SEAL)